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                                                                    EXHIBIT 99.1


                               [AirGate PCS LOGO]


                            Presentation to Investors

                                  January 2002
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                               [AirGate PCS LOGO]

                             Safe Harbor Provisions

Certain statements contained in this presentation, such as statements concerning AirGate PCS', iPCS' or the combined company's anticipated performance, plans for growth and anticipated financial results and other factors that could affect future operations or performance and other non-historical facts, are forward looking statements made pursuant to the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. Since these forward looking statements are based on factors that involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward looking statements. Such factors include: the ability to successfully integrate the two businesses, the competitiveness and financial impact of Sprint PCS pricing plans, products and services; the ability of Sprint PCS to provide back office, customer care and other services; consumer purchasing patterns; potential fluctuations in quarterly results; an adequate supply of subscriber equipment; risks related to our ability to compete with larger, more established businesses; rapid technological and market change; risks related to future growth and expansion; the ability to successfully complete the build-out of the iPCS network, the potential need for additional capital, anticipated future losses; the significant level of indebtedness of the combined companies and volatility of AirGate PCS's stock price. For a detailed discussion of these and other cautionary statements and factors that could cause actual results to differ from those contained in this presentation, please refer to AirGate PCS's and iPCS' filings with the Securities and Exchange Commission ("SEC"), especially in the "investment considerations" section of AirGate PCS's Form 10-K for the fiscal year ended September 30, 2001, iPCS' Form 10-K for the fiscal year ended December 31, 2000, iPCS' Form 10-Q for the fiscal quarter ended September 30, 2001, and in subsequent filings with the SEC. In addition, EBITDA is a financial measure used in the financial community. It is not, however, a measure of financial performance under generally accepted accounting principles in the United States. Neither company will undertake to update or revise any forward- looking statement contained herein.


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                               [AirGate PCS LOGO]

                              Investment Highlights

        . One of the largest Sprint PCS affiliates based on covered POPs

                              . Attractive Markets

                    . Strategic relationship with Sprint PCS

               . Proven management team with superior track record



                           . Build-out near completion

              . Superior network technology and 3G transition path

                       . "Best practices" from iPCS merger

                          . Fully-funded business plan

                     . EBITDA breakeven in calendar Q3 2002

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                               [AirGate PCS Logo]

                                AirGate Overview

    [Map of AirGate and Sprint PCS territories in Nebraska, Iowa, Wisconsin,
            Illinois, Michigan, Indiana, Ohio, Kentucky, Tennessee,
                   North Carolina, South Carolina and Georgia]

                   . One of the largest Sprint PCS affiliates
                             14.5 million total POPs
                            11.3 million covered POPs
                            Over 453,000 subscribers

                 . 30MHz of spectrum in most Midwestern markets

     Spring local exchange carrier presence in 30% of Southeastern territory

                     Contiguous to Sprint PCS major markets
                                     Atlanta
                                    Charlotte
                                     Chicago
                                     Detroit
                                   Des Moines
                                  Indianapolis
                                    St. Louis
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                                 [AIRGATE LOGO]

                                AirGate with iPCS

               Airgate PCS, Inc.                 Current PCSA Stock
               (Public Company)                  $300M Sr Disc Notes
               (Operating Company)            $153.5M Sr Credit Facility
                                    (Lehman)


                             Unrestricted Subsidiary


       AGW Leasing, Inc.  AirGate Network Services     iPCS, Inc.    $300M
    (Equipment Company)     LLC (Softco)        (Holding Company)  Sr Disc Notes


                                      100%


                            iPCS Wireless, Inc. $140M
                     (Operating Company) Sr Credit Facility


                                      100%


                              iPCS Equipment, Inc.


                               (Equipment Company)


             Current Indenture                Current Indenture
           (Existing Operations)            (Existing Operations)


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                               [AirGate PCS LOGO]

                               Attractive Markets

     . AirGate PCS has some of the strongest demographics in the Sprint PCS affiliate space



                               Population Density

-------------------------------------------------------------------------------
               AirGate                                  113
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              US Unwired                                 78
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              UbiquiTel                                  70
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               Alamosa                                   43
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                            Median Household Income

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               AirGate                                $29,382
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              US Unwired                              $28,029
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              UbiquiTel                               $26,242
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               Alamosa                                $25,674
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                           Interstate Traffic Density

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               AirGate                                 20,371
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              US Unwired                               17,907
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              UbiquiTel                                17,613
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               Alamosa                                 11,943
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  /1/ Source: Data per Paul Kagan's Wireless Telecom Atlas & Databook, 2001, as
                          reported per individual BTA.
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                                 [AIRGATE LOGO]

                        Efficient Migration Path to 1XRTT

                   . Minimal switch/base station modification
     Less than $25 million for initial deployment of the combined territory

 . Sprint PCS nationwide deployment of 1XRTT will be completed by June 30, 2002

                 . Will provide significant benefits, including:
                        Increased voice and data capacity
                               Faster data speeds
                               Longer battery life

        . 1XRTT plus new location identification capability will provide exciting new applications

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                               [AIRGATE PCS LOGO]

                   AirGate Incremental Controls for Clear Pay

                                   . Clear Pay
              Deposit not required, $34.99 activation fee collected
                  User friendly rates same as traditional base
               "Weak" to "no" credit customers can obtain service
         Limit usage to predefined spending limit / emphasis on payment
                No other national provider can offer this service

                          . AirGate Additional Controls
                                 $25 set up fee
                   Phone cost $100 and up, target low subsidy
                           Encourage $49.99 rate plans
                     Extended commissions chargeback period
                                  Welcome Call
            Accounting policy sets reserve for non-paying subscribers
                      $125 Deposit reinstated in Q2 FY 2002

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                                 [AIRGATE LOGO]


                              Operating Performance

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                                 [AIRGATE LOGO]

                         Strong Operational Performance


                         Net Adds / 100,000 POPs / Week
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                 AirGate                                59
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                 Alamosa                                49
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                Sprint PCS                              42
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                 Trition                                39
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                   IPCS                                 34
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                US Unwired                              32
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             Nextel Partners                            12
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                  Note: As of quarter ending December 31, 2001

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                               [AirGate PCS LOGO]

                         Strong Operational Performance

                               Cost per Gross Add
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                   IPCS                                   $311
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                Sprint PCS                                $320
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                 Alamosa                                  $324
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                US Unwired                                $340
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                 AirGate                                  $343
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                  Triton                                  $417
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                 Telecorp                                 $434
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             Nextel Partners                              $483
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                  Note: As of quarter ending September 30, 2001

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                               [AirGate PCS LOGO]


                                iPCS Acquisition

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                               [AirGate PCS Logo]

                            iPCS Transaction Summary

                              . Transaction Value:
      $900 million enterprise value (enterprise value per POP of $121) (1)

                                . Consideration:
                           12.4 million common shares
                         1.1 million options & warrants
                        $97 million assumed net debt (2)

                                  . POPs Added:
                                   7.4 million

                                  . Governance:
                             CEO Thomas M. Dougherty
                              CFO Alan B. Catherall
                    Board Composition Tim Yager - CEO of iPCS
                            Michael Chae - Blackstone
                                Independent - TBD

                                  . Structure:
                             Wholly-owned subsidiary


             (1) Based on PCSA close price of $59.47 as of 8/28/01.
          (2) Includes anticipated cash proceeds from the exercise of options and warrants.

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                              [Logo of AirGate PCS]

                            iPCS Strategic Rationale

                             . Attractive territory

                           . Acquisition at a discount

                       . Build out substantially complete

                       . Excellent demographics and growth

                          . Improved spectrum position

                       . Pro forma company is fully funded

         . Combined company EBITDA breakeven delayed by just one quarter

                    . "Best Practices" from iPCS transaction

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                               [AirGate PCS LOGO]


                           Broad Distribution Channels

                                     AirGate
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                 B2B                                      10%
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                Sprint                                    15%
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         National Third Party                             41%
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            Company Stores                                35%
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                                      iPCS
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                 B2B                                       3%
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                Sprint                                     8%
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         National Third Party                             30%
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            Company Stores                                23%
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          Local Third Party                               36%
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                  Note: As of quarter ending December 31, 2001

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                               [AirGate PCS logo]

                              Financial Performance

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                               [AirGate PCS LOGO]



                             Another Strong Quarter

                                 As of 12/31/01
                     (data in millions, except subscribers)
              -----------------------------------------------------
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                                AirGate          IPCS           Pro Forma
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         Total POPs               7.1             7.4             14.6
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      Total Subscribers         289,844         163,514          453,358
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          Net Adds              54,820          32,439           87,259
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     Churn, net 30 days          3.1%            2.7%             3.0%
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            ARPU                  $60             $57              $59
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        Total Revenue            $67.7           $40.3           $108.0
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       Roaming Margin            $3.4            $3.7             $7.1
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    Pre-Marketing EBITDA         $13.4           $5.3             $18.7
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           EBITDA               ($14.6)         ($12.0)          ($26.6)
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            CapEx                $6.3            $39.9            $46.2
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       (1) Excludes non-cash stock option compensation and one-time merger related costs.

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                                  [AirGate PCS]

                        Driving Growth and Profitability

                      AirGate and iPCS Combined Performance
                                  $in millions
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                                Revenue           Pre-Marketing EBITDA
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          3/31/00                 $3.1                  ($10.8)
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          6/30/00                $10.3                   ($7.3)
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          9/30/00                $23.2                   ($2.9)
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          12/31/00               $32.6                   ($4.1)
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          3/31/01                $53.5                    $4.6
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          6/30/01                $75.3                   $12.6
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          9/30/01                $97.8                   $16.5
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          12/31/01               $108.0                  $18.7
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                                 [AirGate Logo]


                        Cumulative CapEx per Covered POP

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                AirGate                               $43
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            AT&T Affiliates                           $62
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               Sprint PCS                             $79
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                  Note: As of quarter ending September 30, 2001

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                                 [AirGate Logo]


                           Quarters to EBITDA Positive

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                AirGate                             12
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                 Triton                             10
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               Sprint PCS                           21
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                               [AirGate PCS LOGO]





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